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12 5/8% SERIES E CUMULATIVE                      12 5/8% SERIES E CUMULATIVE
EXCHANGEABLE PREFERRED STOCK                    EXCHANGEABLE PREFERRED STOCK


        NUMBER                                           SHARES

E                          SFX BROADCASTING, INC.


INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR
 OF THE STATE OF DELAWARE                           CERTAIN DEFINITIONS


  THIS IS TO CERTIFY THAT



                                    SPECIMEN

  IS THE OWNER OF



    FULLY PAID AND NON-ASSESSABLE SHARES OF THE 12 5/8% SERIES E CUMULATIVE
          EXCHANGEABLE PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, OF

                            SFX BROADCASTING, INC.


                              CERTIFICATE OF STOCK



transferable only on the books of the Corporation by the holder hereof or by its duly authorized attorney upon surrender of this Certificate properly endorsed. Reference is made hereby to the further provisions of this Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at that place.
   This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   Witness the seal of the Corporation and the signatures or the facsimile thereof of its duly authorized officers.

Dated:

/s/ HOWARD J. TYTEL                          /s/ ROBERT F.X. SILLERMAN
--------------------                         -------------------------
    SECRETARY                                    EXECUTIVE CHAIRMAN

                              SFX BROADCASTING, INC.
                                   CORPORATE
                                     SEAL
                                     1992
                                   DELAWARE

AMERICAN BANK NOTE COMPANY


                                   COUNTERSIGNED AND REGISTERED:
                                     THE BANK OF NEW YORK
                                       TRANSFER AGENT AND REGISTRAR
                                   BY

                                                       AUTHORIZED SIGNATURE